UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 12, 2020

INTERFACE INC
__________________

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1280 West Peachtree Street NW	Atlanta	Georgia	30309
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 Par Value Per Share	TILE	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01 OTHER EVENTS

As Interface, Inc. (the “Company”) previously reported in its Current Report on Form 8-K filed on September 28, 2020, the Company resolved an investigation by the Securities & Exchange Commission (the “SEC”) into the Company’s historical earnings per share calculations and rounding practices during the period 2014-2017. As part of the settlement, the Company did not admit or deny any wrongdoing.

On November 12, 2020, the Company, the Company’s current and former president and chief executive officer, and its current chief financial officer were named as defendants in a lawsuit filed in the United States District Court for the Eastern District of New York, Swanson v. Interface, Inc. et al. (case :120-cv-05518). The lawsuit is a federal securities law class action that alleges that the defendants made materially false and misleading statements regarding the Company’s business, operational and compliance policies. The specific allegations relate to the subject matter of the concluded SEC investigation. The complaint does not quantify the damages sought.

The Company is evaluating the lawsuit, but believes that it is without merit and that the Company has good defenses to it. The Company intends to defend itself vigorously against the action and any other substantially similar ones that may be filed against it in the future.

* * * *
This report contains statements which constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include any related to the outcome of, or the Company’s response and intentions with respect to, any litigation. Any such statements are subject to various risks and uncertainties, including risks and uncertainties under the heading “Risk Factors” included in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2019, as supplemented by the additional or updated risk factors included in Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions or the occurrence of unanticipated events or changes over time.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: November 16, 2020